Nile Pan Africa Fund

Nile Africa Natural Resources Fund

Nile Africa Fixed Income Fund

each a series of the Nile Capital Investment Trust

Supplement dated March 6, 2012

to Prospectus and Statement of Additional Information dated June 27, 2011

Effective immediately, the Funds’ redemption fee policy is revised to apply to shares held less than 90 days.  Any references in the Funds’ Prospectus or Statement of Additional Information to the application of a redemption fee on shares held less than 2 years are revised to refer to 90 days.

Additionally, effective immediately, the minimum initial investment for Institutional Class shares of each Fund is reduced from $1 million to $250,000.

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You should read this Supplement and any previous supplements in conjunction with the Prospectus and Statement of Additional Information dated June 27, 2011, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-68-AFRICA(1-877-682-3742).

Please retain this Supplement for future reference.